UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 7, 2016

EMMIS COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its
charter)

INDIANA
(State of incorporation or organization)

0-23264
(Commission file number)

35‑1542018
(I.R.S. Employer
Identification No.)

ONE EMMIS PLAZA
40 MONUMENT CIRCLE
SUITE 700
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)

(317) 266-0100
(Registrant’s Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On July 7, 2016, Emmis Communications Corporation (the “Company”) issued a press release discussing its results of operations and financial condition as of and for the fiscal quarter ended May 31, 2016.

A copy of the press release is attached as Exhibit 99.1 and incorporated in this item by reference. The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure
At 10:00a.m. (Eastern) on July 7, 2016, Emmis Communications Corporation will hold its annual meeting of shareholders. A copy of the slides to be presented at the meeting is attached as Exhibit 99.2 and incorporated in this item by reference. The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Note to this Form 8-K: Certain statements included in this report which are not statements of historical fact, including but not limited to those identified with the words “expect,” “will” or “look” are intended to be, and are, by this Note, identified as “forward-looking statements,” as defined in the Securities and Exchange Act of 1934, as amended. Such statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future result, performance or achievement expressed or implied by such forward-looking statement. Such factors include, among others:

•general economic and business conditions;
•fluctuations in the demand for advertising and demand for different types of advertising media;
•our ability to service our outstanding debt;
•competition from new or different media and technologies;
•loss of key personnel;
•increased competition in our markets and the broadcasting industry, including our competitors changing the format of a station they operate to more directly compete with a station we operate in the same market;
•our ability to attract and secure programming, on-air talent, writers and photographers;
•inability to obtain (or to obtain timely) necessary approvals for purchase or sale transactions or to complete the transactions for other reasons generally beyond our control;
•increases in the costs of programming, including on-air talent;
•fluctuations in the market price of publicly traded or other securities;
•new or changing regulations of the Federal Communications Commission or other governmental agencies;
•enforcement of rules and regulations of governmental and other entities to which the Company is subject;
•changes in radio audience measurement methodologies;
•war, terrorist acts or political instability; and
•other factors mentioned in documents filed by the Company with the Securities and Exchange Commission.

Emmis does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 7, 2016
99.2	Slide Presentation for Annual Meeting of Shareholders dated July 7, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: July 7, 2016
	By:	/s/ J. Scott Enright
J. Scott Enright, Executive Vice President,
General Counsel and Secretary